                                                                    EXHIBIT 99.1


                                                            TIAA Appl. # AAA4268
                                                                    M -- 0005852

                                 PROMISSORY NOTE

$49,500,000.00                                             San Diego, California
                                                                October 25, 2004

         FOR VALUE RECEIVED, SCIENCE PARK CENTER LLC, a California limited liability company ("BORROWER"), having its principal place of business at 12790 El Camino Real, San Diego, California 92130, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("LENDER"), a New York corporation, or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Forty-Nine Million Five Hundred Thousand Dollars ($49,500,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the "PRINCIPAL"), in lawful money of the United States of America, with interest on the Principal from and after the date advanced at the fixed rate of six and forty-eight hundredths percent (6.48%) per annum (the "FIXED INTEREST RATE") and as otherwise provided herein.

         This Promissory Note (the "NOTE") is secured by, among other things, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "DEED OF TRUST") dated the date of this Note made by Borrower for the benefit of Lender as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Deed of Trust.

         Section 1. Payments of Principal and Fixed Interest.

         (a) Borrower will make monthly installment payments ("DEBT SERVICE PAYMENTS") as follows:

                  (i) On November 1, 2004, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

                  (ii) On December 1, 2004, and on the first day of each succeeding calendar month through and including October 1, 2014 payments in the amount of Three Hundred Twelve Thousand Two Hundred Twenty-One and 25/100 Dollars ($312,221.25), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

         (b) On November 1, 2014 (the "MATURITY DATE"), Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

         Section 2. Certain Definitions. In addition to other definitions set forth elsewhere in this Note, the following definitions apply:

         "CPA CERTIFICATE" means a certificate by an independent certified public accountant satisfactory to Lender that the Defeasance Collateral will generate the Scheduled Defeasance Payments.

         "DEFAULT DISCOUNT RATE" means the Discount Rate less 300 basis points.

         "DEFEASANCE COLLATERAL" means direct, non-callable and non-redeemable obligations of the United States of America for the payment of which its full faith and credit is pledged which, together with the proceeds thereof, will be sufficient to generate the Scheduled Defeasance Payments.

         "DEFEASANCE OBLIGOR" means a single purpose entity that is not directly or indirectly owned by Borrower and otherwise is reasonably satisfactory to Lender.

         "DEFEASANCE OPINION" means an opinion prepared by counsel reasonably satisfactory to Lender stating, subject to customary assumptions and exceptions,
(A) that the Defeasance Collateral and the proceeds thereof have been duly and validly assigned and delivered to Lender and that Lender has a valid, perfected lien and security interest in the Defeasance Collateral and the proceeds thereof, and (B) that the delivery of the Defeasance Collateral and the grant of a security interest therein to Lender will not constitute an avoidable preference under Section 547 of the U.S. Bankruptcy Code or applicable state law.

         "DEFEASANCE SECURITY AGREEMENT" means the Pledge and Security Agreement and other security documents now or hereafter executed by the Defeasance Obligor or held by Lender relating to the Defeasance Collateral.

         "DISCOUNT RATE" means the yield on an on-the-run U.S. Treasury issue selected by Lender, as reported in Bloomberg, two weeks prior to the date as of which an Evasion Premium is calculated (as specified below), having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

         "DISCOUNTED VALUE" means the Discounted Value of a Note Payment based on the following formula:

             NP
         -----------
         (1 + R/12)(n)     =        Discounted Value, where:

         NP                =        amount of Note Payment

         R                 =        Default Discount Rate

         n                 =        the number of months between the date as
                                    of which an Evasion Premium is calculated
                                    (as specified below) and the scheduled date
                                    of the Note Payment being discounted rounded
                                    to the nearest integer

         "EVASION PREMIUM" means the greater of (i) an amount equal to the product of the Prepayment Percentage plus 300 basis points times the Prepayment Date Principal, or (ii) the amount by which the sum of the Discounted Values of the Note Payments, calculated using the Default Discount Rate, exceeds the Prepayment Date Principal. In order to calculate clause (ii) in the foregoing, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

         "LOCKOUT PERIOD" means the first thirty-six (36) months of the Term.

         "NON-CONSOLIDATION OPINION" means a reasoned opinion prepared by counsel reasonably satisfactory to Lender that, subject to customary assumptions and exceptions, the bankruptcy of any affiliate of Defeasance Obligor should not result in substantive consolidation of the Defeasance Obligor in the bankruptcy proceedings.

         "NOTE PAYMENTS" means (i) the scheduled Debt Service Payments for the period from the date as of which an Evasion Premium is calculated (as specified below) through and including the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

         "PLEDGE AND SECURITY AGREEMENT" means a pledge and security agreement creating a first priority lien in the Defeasance Collateral as security for the Note.

         "PREPAYMENT DATE PRINCIPAL" means the Principal on the date as of which a Prepayment Premium or Evasion Premium is calculated (as specified below).

         "PREPAYMENT PERCENTAGE" means one percent (1%).

         "PREPAYMENT PREMIUM" means the Prepayment Percentage times the Prepayment Date Principal.

         "SCHEDULED DEFEASANCE PAYMENTS" means scheduled payments of interest and principal in accordance with the terms of the Defeasance Collateral (without consideration of any reinvestment of interest therefrom) providing for payments on or prior, but as close as possible, to (i) the dates for the Debt Service Payments for the period from the Defeasance Date through and including the Maturity Date, in amounts equal to or greater than the Debt Service Payments and
(ii) the scheduled payment of principal, if any, on the Maturity Date.

         Section 3. Prepayment Provisions.

         (a) This Note may not be prepaid in whole or in part at any time, except as follows:

                  (i) This Note may be prepaid to the extent that casualty insurance proceeds or condemnation awards with respect to the Property are applied to the Debt in accordance with the Loan Documents, and, provided that there is no Event of Default under the Loan Documents, any such prepayments will be without premium. Unless Lender elects otherwise in its sole discretion, partial prepayments of Principal resulting from the application of such proceeds or awards to the Debt shall not reduce the amounts of subsequent monthly installments nor change the dates on which such installments are due (the effect of which may be to cause the Debt to repaid earlier than the Maturity
         Date).

                  (ii) Provided that there is no Event of Default under the Loan Documents, commencing with the first day of the thirteenth (13th) month of the Term and ending on the last day of the thirty-sixth (36th) month of the Term, if NBI is the subject of a merger or acquisition, then at the time of such merger or acquisition this Note may be prepaid in full, but not in part, upon 60 days prior notice to Lender and upon payment in full of the Debt, which will include payment of the Prepayment Premium, calculated as of the date of the prepayment, plus all other costs incurred by Lender in connection with the prepayment; provided, however, that such 60-day prior notice may specify a one calendar-week period during which the prepayment will occur, if such notice is followed by a second notice to Lender, received by Lender not later than ten days before the first Business Day of such week, which specifies the Business Day during such week on which prepayment will occur (and if such second notice is not timely received by Lender, the first Business Day of such week shall be deemed to be the date designated by Borrower for the prepayment).

                  (iii) Provided that there is no Event of Default under the Loan Documents, this Note may be prepaid in full, but not in part, upon and as a condition to the occurrence of a Transfer in the circumstances set forth in SECTION 12.2(C)(I) of the Deed of Trust and upon payment in full of the Debt, which will include payment of the Prepayment Premium, calculated as of the date of the prepayment, plus all other costs incurred by Lender in connection with the prepayment.

                  (iv) Provided there is no Event of Default under the Loan Documents, this Note may be prepaid in full but not in part, without premium, during the last ninety (90) days of the Term, upon 30 days prior notice to Lender; provided, however, that such 30-day prior notice may specify a one calendar-week period during which the prepayment will occur, if such notice is followed by a second notice to Lender, received by Lender not later than ten days before the first Business Day of such week, which specifies the Business Day during such week on which prepayment will occur (and if such second notice is not timely received by Lender, the first Business Day of such week shall be deemed to be the date designated by Borrower for the prepayment).

                  (v) In no event may this Note be prepaid without simultaneous prepayment in full of any other notes secured by the Loan Documents.

         (b) After an Acceleration or upon any prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale), any claim for amounts due under this Note, and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.

         (c) [Intentionally omitted]

         (d) Borrower acknowledges that:

                  (i) a prepayment without payment of the applicable Prepayment Premium or Evasion Premium (the "PREMIUMS") will cause damage to Lender;

                  (ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;

                  (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

                  (iv) the Premiums represent Lender's and Borrower's reasonable estimate of Lender's damages for prepayment and are not a penalty.

         (e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER'S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS
NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER'S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST WHICH IS NOT PERMITTED THEREBY AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER'S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

                                SCIENCE PARK CENTER LLC, a California
                                limited liability company

                                By  NEUROCRINE BIOSCIENCES, INC., a
                                Delaware corporation, its managing member

                                By: /s/ Paul Hawran
                                   ----------------
                                   Paul Hawran,
                                   Executive Vice President and Chief Financial
                                   Officer

         Section 4. Defeasance Provisions.

         (a) At any time after the Lockout Period and provided no Event of Default under the Loan Documents exists, Borrower may at its election obtain a release of the Property from the lien of the Deed of Trust (hereinafter, a "DEFEASANCE EVENT") by providing Lender with the Defeasance Deposit (as defined below) and satisfying all of the other conditions thereto. Such defeasance may not occur without a simultaneous defeasance with respect to all of the Debt outstanding under any other notes secured by the Loan Documents. A Defeasance Event shall be subject to the satisfaction of the following conditions precedent:

                  (i) Borrower shall provide not less than sixty (60) days prior written notice to Lender specifying a regularly scheduled payment date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur;

                  (ii) Borrower shall pay to Lender all accrued and unpaid interest on the Principal to but not including the Defeasance Date. If for any reason the Defeasance Date is not a regularly scheduled payment date, the Borrower shall also pay interest that would have accrued on the Principal through the next regularly scheduled payment date;

                  (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, due under the Note, the Deed of Trust, and the other Loan Documents;

                  (iv) Borrower shall pay to Lender an amount equal to the Principal together with an additional amount such that the aggregate amount (the "DEFEASANCE DEPOSIT") is sufficient to purchase the Defeasance Collateral;

                  (v) Borrower shall deliver to Lender on or prior to the Defeasance Date:

                           (A) an executed Defeasance Security Agreement, in
                  form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the Defeasance Collateral;

                           (B) the Defeasance Opinion, the Non-Consolidation
                  Opinion (if a Defeasance Obligor will be used), and the CPA Certificate;

                           (C) a certificate of Borrower certifying that all
                  requirements relating to defeasance set forth in this Note and any other Loan Documents have been satisfied;

                           (D) such other certificates, documents or instruments
                  as Lender may reasonably request and are generally commercially required to effect a defeasance; and

                  (vi) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the Defeasance Event, including any reasonable administrative and processing fees charged by Lender and its servicer, any tax or charge due in connection with the Defeasance Event, and any costs and expenses associated with a release of the lien of the Deed of Trust as provided below as well as reasonable accountants' and attorneys' fees and expenses.

         (b) In connection with the Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase the Defeasance Collateral. Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall authorize and direct that the payments received from the Defeasance Collateral may be made directly to the account maintained by, or for the benefit of, Lender (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower or Defeasance Obligor under the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the Defeasance Collateral and satisfy Borrower's obligations hereunder shall be remitted to Borrower.

         (c) Except as set forth in this Note, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the lien of the Deed of Trust on the Property.

         (d) If Borrower has elected to defease as set forth above and the conditions precedent thereto and all other terms and conditions set forth herein have been satisfied, the Property shall be released from the lien of the Deed of Trust and the Defeasance Collateral, pledged pursuant to the Defeasance Security Agreement, shall be the sole collateral securing the Note.

         (e) In connection with the release of the lien on the Property, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, a release of lien for the Deed of Trust and related Loan Documents (including any guaranty) for execution by Lender. Such release shall be in form appropriate for the jurisdiction in which the Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall pay all recording costs, fees and expenses associated with recording the release of lien. Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with a certificate certifying that such documentation (i) is in compliance with all applicable laws, and (ii) will effect such release in accordance with the terms of this Note.

         (f) Lender may in its sole discretion require, or in any event Borrower may elect, that a Defeasance Obligor be formed to be the obligor under the Note. If Lender does so require or Borrower so elects, then Borrower may form, Lender, at Borrower's reasonable expense, may form, or, at Lender's request, Borrower shall form, the Defeasance Obligor. Borrower shall, at Lender's request, assign all of its obligations and rights under the Note to Defeasance Obligor. In connection therewith, Defeasance Obligor shall execute an assumption agreement in form and substance satisfactory to Lender in its reasonable discretion pursuant to which it shall assume Borrower's obligations under the Note and the Defeasance Security Agreement, and Borrower and any guarantors shall be released from their obligations with respect to such assumed documents. The sole assets of Defeasance Obligor shall be the Defeasance Collateral. In connection with such assignment and assumption, Borrower shall:

                  (i) deliver to Lender an opinion of counsel in form and substance and delivered by counsel reasonably satisfactory to Lender stating, among other things, that, subject to customary assumptions and exceptions, such assumption agreement is enforceable against Borrower and Defeasance Obligor in accordance with its terms, that the Note, the Defeasance Security Agreement and any other documents executed in connection with such defeasance are enforceable against Defeasance Obligor in accordance with their respective terms and that the delivery of the Defeasance Deposit and transfer of the Defeasance Collateral to Defeasance Obligor does not constitute a fraudulent conveyance or a preference payment under applicable bankruptcy law;

                  (ii) pay all reasonable costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, any reasonable fees and disbursements of legal counsel and all reasonable administrative fees and processing fees of Lender and its servicer in connection with Borrower's defeasance under this Note); and

                  (iii) pay $1,000 to Defeasance Obligor as consideration for assuming the obligations under the Note and the Defeasance Security Agreement.

         Section 5. Events of Default:

         (a) It is an "EVENT OF DEFAULT" under this Note:

                  (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

                  (ii) if an Event of Default occurs under and as defined in any other Loan Document.

         (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable ("ACCELERATION") and exercise any of the other Remedies.

         Section 6. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs.

         Section 7. Late Charges.

         (a) If Borrower fails to pay any Debt Service Payment when due or fails to pay any amount due under the Loan Documents on the Maturity Date (in either event, without giving consideration to any grace period contained in the Loan Documents), Borrower agrees to pay to Lender an amount (a "LATE CHARGE") equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

         (b) Borrower acknowledges that:

                  (i) a delinquent payment will cause damage to Lender;

                  (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

                  (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

                  (iv) the Late Charge represents Lender and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

         Section 8. Limitation of Liability. This Note is subject to the limitations on liability set forth in the Article of the Deed of Trust entitled "LIMITATION OF LIABILITY".

         Section 9. WAIVERS. IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE OF THE DEED OF TRUST ENTITLED "WAIVERS", BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

         Section 10. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

         Section 11. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a permitted prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

         Section 12. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of the State of California, without regard to conflict of law provisions.

         Section 13. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

         Section 14. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

          Section 15. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Deed of Trust entitled "RULES OF CONSTRUCTION".

         Section 16. Deed of Trust Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Deed of Trust entitled "EXPENSES AND DUTY TO DEFEND", "WAIVERS", "NOTICES", and "MISCELLANEOUS" and the Section of the Deed of Trust entitled "GENERAL PROVISIONS PERTAINING TO REMEDIES" are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

         Section 17. Joint and Several Liability; Successors and Assigns. If Maker consists of more than one entity, the obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

         Section 18. Absolute Obligation. Except for the Section of this Note entitled "LIMITATION OF Liability", no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

                                 SCIENCE PARK CENTER LLC, a California
                                 limited liability company

                                 By  NEUROCRINE BIOSCIENCES, INC., a
                                 Delaware corporation, its managing member


                                 By: /s/ Paul Hawran
                                    ----------------
                                    Paul Hawran,
                                    Executive Vice President and Chief Financial
                                    Officer